Exhibit 24.1


                                POWER OF ATTORNEY


         I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                     /s/Stephen M. Case
                                                          Signature


                                                       Stephen M. Case
                                                          Print Name

                                POWER OF ATTORNEY


         I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                           /s/Daniel F. Akerson
                                                                 Signature


                                                             Daniel F. Akerson
                                                                 Print Name

                                POWER OF ATTORNEY


         I, James L. Barksdale, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                         /s/James L. Barksdale
                                                               Signature


                                                          James L. Barksdale
                                                               Print Name

                                POWER OF ATTORNEY


         I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                          /s/Frank J. Caufield
                                                                Signature


                                                            Frank J. Caufield
                                                                Print Name

                                POWER OF ATTORNEY


         I, General Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                               /s/General Alexander M. Haig, Jr.
                                                           Signature


                                                 General Alexander M. Haig, Jr.
                                                           Print Name

                                POWER OF ATTORNEY


         I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                       /s/William N. Melton
                                                             Signature


                                                         William N. Melton
                                                             Print Name

                                POWER OF ATTORNEY


         I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                       /s/Thomas Middelhoff
                                                             Signature


                                                         Thomas Middelhoff
                                                             Print Name

                                POWER OF ATTORNEY


         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                      /s/Robert W. Pittman
                                                            Signature


                                                        Robert W. Pittman
                                                            Print Name

                                POWER OF ATTORNEY


         I, Colin L. Powell, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                           /s/Colin L. Powell
                                                                Signature


                                                             Colin L. Powell
                                                                Print Name

                                POWER OF ATTORNEY


         I, Franklin D. Raines, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                           /s/Franklin D. Raines
                                                                 Signature


                                                            Franklin D. Raines
                                                                 Print Name

                                POWER OF ATTORNEY


         I, James F. MacGuidwin, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1999, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of August, 1999.



                                                         /s/James F. MacGuidwin
                                                               Signature


                                                          James F. MacGuidwin
                                                               Print Name